Filed pursuant to Rule 497(a)
Registration No. 333-192770
Rule 482ad
FIFTH STREET FINANCE CORP.
$250,000,000
4.875% Notes due 2019

PRICING TERM SHEET
February 14, 2014
            The following sets forth the final terms of the 4.875% Notes due 2019 and should only be read together with the preliminary prospectus supplement dated February 12, 2014, together with the accompanying prospectus dated February 11, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Fifth Street Finance Corp.
Security	4.875% Notes due 2019
Rating*	BBB-/BBB- (S&P/Fitch)
Aggregate Principal Amount Offered	$250,000,000
Maturity	March 1, 2019, unless earlier repurchased or redeemed
Trade Date	February 14, 2014
Price to Public (Issue Price)	$99.451
Coupon (Interest Rate)	4.875%
Yield to Maturity	5.000%
Spread to Benchmark Treasury	348 basis points
Benchmark Treasury	1.5% due March 31, 2019
Benchmark Treasury Price and Yield	$99-29 and 1.520%
Interest Payment Dates	March 1 and September 1, commencing September 1, 2014
Make-Whole Redemption
Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:
-100% of the principal amount of the notes to be redeemed, and
-the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury
Rate plus 50 basis points

Settlement Date	February 26, 2014 (T+7)
Denomination	$2,000 and integral multiples of $1,000 in excess thereof
CUSIP	31679B AF7
ISIN	US31679BAF76
Underwriters’ Discount	1.5%
Lead Book-Running Managers	Goldman, Sachs & Co. Morgan Stanley & Co. LLC Barclays Capital Inc. J.P. Morgan Securities LLC
Joint Book-Running Managers	Deutsche Bank Securities, Inc. RBC Capital Markets, LLC UBS Securities LLC
Co-Managers	KeyBanc Capital Markets Inc., Keefe, Bruyette & Woods, Inc., and SMBC Nikko Securities America, Inc.

* Note:  A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Fifth Street Finance Corp. before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Fifth Street Finance Corp. and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Fifth Street Finance Corp. and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from Goldman, Sachs & Co., Attn:

Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, tel: 866-718-1649 or prospectus@morganstanley.com; Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, 888-603-5847, or e-mail Barclaysprospectus@broadridge.com; or J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate, tel: 212-834-4533.